Exhibit 99.1

Cadence Bancorporation Announces Shareholder Approval of
Merger with BancorpSouth Bank

HOUSTON, August 9, 2021 – Cadence Bancorporation (NYSE: CADE) today announced that, during a special meeting (“Special Meeting”) of its shareholders held today, CADE shareholders voted to approve the previously announced merger agreement (the “Merger Agreement”) entered into between the Company and BancorpSouth Bank (NYSE: BXS), under which the companies will combine in an all-stock merger with a total market value of more than $6 billion. The board of directors of both companies have previously approved the Merger Agreement.

Of the shares of the Company’s common stock issued and outstanding as of close of business on July 6, 2021, the record date for the Special Meeting, 104 million shares voted in favor of the Merger Agreement, or over 99% of the votes cast.

The proposed transaction remains subject to the receipt of certain regulatory approvals and the satisfaction of other closing conditions. The Company currently anticipates the proposed transaction will be completed during the fourth quarter of 2021.

Following completion of the Merger Agreement, the newly combined company will operate as Cadence Bank. The combined company’s common stock will trade on the New York Stock Exchange (NYSE) under the ticker symbol “CADE”.

About Cadence Bancorporation

Cadence Bancorporation (NYSE: CADE), headquartered in Houston, Texas, is a regional financial holding company with $18.7 billion in assets as of June 30, 2021. Its wholly owned subsidiary, Cadence Bank, N.A., operates 99 branch locations in Alabama, Florida, Georgia, Mississippi, Tennessee and Texas, and provides corporations, middle-market companies, small businesses and consumers with a full range of innovative banking and financial solutions. Cadence Bank’s services and products include commercial and business banking, treasury management, specialized lending, asset-based lending, commercial real estate, SBA lending, foreign exchange, wealth management, investment and trust services, financial planning, retirement plan management, personal and business insurance, consumer banking, consumer loans, mortgages, home equity lines and loans, and credit cards. The bank’s clients have access to leading-edge online and mobile solutions, interactive teller machines, and more than 55,000 ATMs. The Cadence Bank team of 1,900 associates is committed to exceeding customer expectations and helping their clients succeed financially. Cadence Bank, N.A. Member FDIC. Equal Housing Lender. NMLS#525022.

Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended with respect to BancorpSouth Bank’s and Cadence Bancorporation’s and Cadence Bank’s (together, “Cadence”) beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information but instead pertain to future operations, strategies, financial results or other developments.  These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “continue,” “seek,” “intend,” “estimate,” “expect,” “foresee,” “hope,” “may,” “might,” “plan,” “should,” “predict,” “project,” “goal,” “outlook,” “potential,” “will,” “will result,” “will likely result,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.
BancorpSouth Bank and Cadence caution readers not to place undue reliance on the forward-looking statements contained in this communication, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of BancorpSouth Bank and Cadence.  The factors that could cause actual results to differ materially include the following:  the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between BancorpSouth Bank and Cadence; the outcome of any legal proceedings that have been or may be instituted against BancorpSouth Bank or Cadence; the possibility that the proposed transaction will not close when expected or at all because required regulatory or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the ability of BancorpSouth Bank and Cadence to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where BancorpSouth Bank and Cadence do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Cadence’s operations and those of BancorpSouth Bank; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; BancorpSouth Bank and Cadence’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by BancorpSouth Bank’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of BancorpSouth Bank and Cadence; and the other factors discussed in “Risk Factors” in BancorpSouth Bank’s Annual Report on Form 10-K for the year ended December 31, 2020, BancorpSouth Bank’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021 and BancorpSouth Bank’s other filings with the Federal Deposit Insurance Corporation (the “FDIC”), which are available at https://www.fdic.gov/ and in the “Investor Relations” section of BancorpSouth Bank’s website, https://www.bancorpsouth.com/, under the heading “Public Filings,” and in Cadence’s Annual Report on Form 10-K for the year ended December 31, 2020, Cadence’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021 and in Cadence’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at http://www.sec.gov and in the “Investor Relations” section of Cadence’s website, https://cadencebank.com/, under the heading “SEC Filings.”  BancorpSouth Bank and Cadence assume no obligation to update the information in this communication, except as otherwise required by law.

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Contact Information

Cadence Bancorporation
Media contact:
Danielle Kernell
713-871-4051
danielle.kernell@cadencebank.com

Investor relations contact:
Valerie Toalson
713-871-4103 or 800-698-7878
vtoalson@cadencebancorporation.com